TOWLE DEEP VALUE FUND

NASDAQ Symbol:  TDVFX

Summary Prospectus	November 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.towlefund.com.  You may also obtain this information at no cost by calling 1-888-99TOWLE (888-998-6953) or by sending an e-mail request to info@towlefund.com. The Fund's Prospectus and Statement of Additional Information, both dated October 31, 2011, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.79%
Distribution (Rule 12b-1) Fee	None
Other expenses (includes shareholder service fee of up to 0.15%)1	0.73%
Total annual fund operating expenses	1.52%
Fee waiver and/or expense reimbursements2	(0.32%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements2	1.20%

1	“Other expenses” have been estimated for the current fiscal year.

2
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.20% of average daily net assets of the Fund.  This agreement is in effect until October 31, 2012, and may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$122	$449

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal circumstances, the Fund will invest primarily in equity securities of U.S. issuers.  The Fund may invest in common stocks of any capitalization, although it will primarily focus on smaller companies that the Fund’s advisor views to be out-of-favor, under-appreciated, and under-valued. The Fund’s advisor considers smaller capitalization companies to be those with market capitalization of $5 billion or lower at the time of purchase.  Due to the nature of investing in out-of-favor stocks, the Fund’s investment approach typically has a long-term time horizon.  The Fund will generally hold between 30 to 50 positions.

The Fund may also invest up to 20% of its total net assets in foreign securities, either directly or through the use of  American Depository Receipts ("ADRs"), which are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Neither Towle & Co. nor the Fund invests in tobacco, liquor, or gaming companies.

The Fund is a “non-diversified” fund, which means that the securities laws do not limit the percentage of assets that may invest in any one company (subject to certain limitations under the Internal Revenue Code).

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk.  Market risk is the risk that the Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.

Equity Securities Risk.  Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses.

Value-Oriented Investment Strategy Risk. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Micro-Cap, Small-Cap, and Mid-Cap Company Risk. The Fund may invest in equity securities of companies of any size capitalization, including micro-cap, small-cap, and mid-cap companies. These securities may be subject to more abrupt or volatile market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general.

Foreign Securities Risk.  The prices of foreign securities may be more volatile than those of U.S. securities because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries.

Currency Risk.  Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversification Risk. The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The Fund is new and it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor
Towle & Co. (the “Advisor” or “Towle”)

Portfolio Managers
J. Ellwood Towle, CEO, Christopher D. Towle, President, Peter J. Lewis, CFA, Director of Research, and Wesley R. Tibbetts, Associate, have been the portfolio managers of the Fund since its inception in October 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$50,000	$5,000
IRA Accounts	$20,000	$1,000
Automatic Investment Plan	$20,000	$500
Gift Account For Minors	$20,000	$1,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.